UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon International Core Equity Fund

SEMI-ANNUAL REPORT March 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Information About the Renewal of the Fund’s Investment Advisory, Administration and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	30

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2022, through March 31, 2023, as provided by portfolio manager James A. Lydotes of Newton Investment Management North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2023, BNY Mellon International Core Equity Fund (the “fund”) produced a total return of 31.30% for Class A shares, 30.86% for Class C shares, 31.48% for Class I shares and 31.50% for Class Y shares.1 In comparison, the fund’s benchmark, the MSCI EAFE® Index (the “Index”), produced a net return of 27.27% for the same period.2

International equity markets gained significant ground on broad economic growth and signs that inflation was coming under control. The fund outperformed the Index, primarily due to positive positioning in the information technology, utilities and consumer staples sectors, as well as favorable country and regional allocations.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in shares of companies located in the foreign countries represented in the Index and Canada and may also invest up to 20% of its assets in securities of issuers located in emerging-markets countries.

We employ a bottom-up investment approach, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings-growth trend.

International Equities Rebound on Positive Macroeconomic Trends

In the wake of sharp declines during the prior year related to the pandemic, the war in Ukraine and rising inflation, international equity markets rebounded strongly during the reporting period. The period began on a strong note in Europe, where stocks rose despite double-digit levels of inflation, supported by continued economic growth, easing concerns regarding possible energy shortages and hopes that the pace of central bank interest-rate increases might soon ease. Energy and industrials led shares higher, while consumer staples and consumer discretionary lagged. Japanese equities gained ground as well in anticipation of slowing U.S. interest-rate increases. However, shares in other Asian markets proved weaker in response to China’s pandemic-related lockdowns and increasingly authoritarian government. Later in 2022, Asian markets joined the broader rally after signs of warming U.S.-China relations and the relaxation of China’s “zero-COVID” policy.

Positive trends continued in 2023, although gains proved milder in the second half of the period. In Europe, inflation showed signs of easing, and the central bank reduced the pace of its rate increases amid continued economic growth. The economically sensitive areas of information technology, consumer discretionary and communication services led the equity market’s rise, while energy and real estate lagged. Financial shares were hurt by a short-lived crisis affecting a small number of U.S. and European banks; however, swift action by governmental authorities and major banks appeared to limit the risk of further contagion in the financial sector. Japanese and other Asian markets joined in the rally as inflation fears continued to recede, and China emerged from pandemic-era lockdowns with more supportive policies toward its real estate and technology sectors.

Sector and Geographic Allocations Bolster Relative Returns

The fund’s returns relative to the Index benefited from positions in information technology, utilities and consumer staples. In technology, the fund’s holdings focused on semiconductor makers and semiconductor equipment manufacturers, including Japan-based Advantest Corp. and Switzerland-based STMicroelectronics NV, which delivered exceptionally strong performance. Among utilities holdings, Italy-based Enel SPA emerged as the leading performer after the company announced a reorganization to focus on the transition to green energy and renewables. In the consumer staples sector, overweight exposure to food retailers, such as Netherlands-based Koninklijke Ahold Delhaize NV, bolstered returns due to an environment in which retailers felt little impact from inflation. On a country basis, the fund benefited from overweight allocation to the key European industrial powerhouses of France, Germany and, to lesser extent, Italy, which saw lower-than-expected energy costs due to mild winter weather. Overweight exposure to Europe versus Asia further enhanced the fund’s relative returns.

While relatively few positions detracted meaningfully from the fund’s performance compared to the Index, health care positions saw headwinds, with German pharmaceutical and diagnostics company Roche Holding AG experiencing a degree of weakness as pandemic-related diagnostic demand weakened. The fund also experienced slight underperformance in the communications sector and mildly negative effects from underweight exposure to Spanish industrials.

Finding Opportunities as Recession Concerns Recede

As of the end of the reporting period, equity markets continue to confront uncertainties related to high levels of inflation and ongoing rate hikes by central banks. However, the outlook has brightened as inflation has shown signs of easing, and central banks have reduced the pace of rate increases. Most of the developed world continues to exhibit surprising economic resilience despite the pressures of recent years, setting the stage for potential further market gains.

We continue to find the most attractive investment opportunities in Europe, where the continent has made significant progress toward relying on alternative energy sources in the place of Russian oil and gas. In particular, we have positioned the fund with overweight exposure to well-placed telecommunications services companies, such as France-based advertising and public relations company Publicis Groupe SA, France-based telecommunications services provider Orange SA and British telecommunications

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

firm Vodafone Group PLC. Within financials, the fund holds underweight exposure to banks, where credit conditions remain unsettled. The fund also holds underweight exposure to the materials sector due to a lack of attractive investment opportunities. From a geographical perspective, the fund continues to hold underweight exposure to Asia, given relatively slow growth in Japan, ongoing political tensions between China and the United States, and a lack of attractive valuations in Australia.

April 17, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Core Equity Fund from October 1, 2022 to March 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.34	$10.65	$4.91	$4.91
Ending value (after expenses)	$1,313.00	$1,308.60	$1,314.80	$1,315.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.54	$9.30	$4.28	$4.28
Ending value (after expenses)	$1,019.45	$1,015.71	$1,020.69	$1,020.69
†

Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 95.1%
Australia - 3.4%
AGL Energy Ltd.	187,215		1,010,582
Aristocrat Leisure Ltd.	19,912		497,911
ASX Ltd.	82,703		3,600,822
Brambles Ltd.	98,186		883,865
Macquarie Group Ltd.	8,129		957,616
			6,950,796
Austria - 1.3%
OMV AG	58,005		2,656,554
Bermuda - 1.7%
Hiscox Ltd.	261,435		3,583,397
Denmark - .3%
AP Moller - Maersk A/S, Cl. B	372		674,147
France - 17.0%
AXA SA	45,879		1,402,834
BNP Paribas SA	85,919		5,138,793
Cie Generale des Etablissements Michelin SCA	102,838		3,147,645
Euroapi SA	2,308	[a]	26,417
Klepierre SA	70,124		1,590,217
LVMH SE	2,559		2,345,216
Orange SA	345,815		4,109,033
Publicis Groupe SA	70,638	[a]	5,518,640
Sanofi	73,972		8,055,710
Teleperformance	4,006		967,573
Vinci SA	22,289		2,557,652
			34,859,730
Germany - 12.3%
Allianz SE	8,163		1,884,364
Bayer AG	82,884		5,279,383
Daimler Truck Holding AG	29,949		1,011,465
Deutsche Post AG	124,849		5,831,730
Evonik Industries AG	107,308		2,252,902
HeidelbergCement AG	11,050		805,991
Mercedes-Benz Group AG	74,173		5,697,806
Muenchener Rueckversicherungs-Gesellschaft AG	6,906		2,415,312
			25,178,953
Hong Kong - 1.0%
Sun Hung Kai Properties Ltd.	146,000		2,053,480
Italy - 4.7%
Enel SPA	1,114,283		6,805,250

Description	Shares		Value ($)
Common Stocks - 95.1% (continued)
Italy - 4.7% (continued)
Eni SPA	195,929		2,744,534
			9,549,784
Japan - 17.7%
Advantest Corp.	21,500		1,991,989
Casio Computer Co. Ltd.	241,900		2,377,973
FUJIFILM Holdings Corp.	18,500		939,781
Fujitsu Ltd.	19,400		2,622,202
ITOCHU Corp.	103,200		3,360,500
Mitsubishi Electric Corp.	126,500		1,510,846
Mizuho Financial Group, Inc.	60,600		859,430
Nintendo Co. Ltd.	43,100		1,670,792
Nippon Telegraph & Telephone Corp.	138,500		4,136,648
Recruit Holdings Co. Ltd.	58,500		1,621,479
Renesas Electronics Corp.	106,200	[a]	1,541,883
Shionogi & Co. Ltd.	55,400		2,505,885
Sony Group Corp.	35,800		3,254,729
Sumitomo Mitsui Financial Group, Inc.	113,000		4,531,016
Tokyo Electron Ltd.	18,900		2,310,938
Trend Micro, Inc.	21,500		1,054,083
			36,290,174
Netherlands - 4.7%
ASML Holding NV	4,816		3,290,749
ING Groep NV	178,426		2,122,748
Koninklijke Ahold Delhaize NV	124,165		4,247,119
			9,660,616
Norway - .5%
Yara International ASA	24,232		1,055,012
Singapore - 1.4%
Singapore Exchange Ltd.	279,800		1,984,102
United Overseas Bank Ltd.	39,300		881,835
			2,865,937
Spain - .8%
ACS Actividades de Construccion y Servicios SA	52,365		1,668,599
Switzerland - 7.4%
Kuehne + Nagel International AG	14,501		4,327,697
Novartis AG	26,760		2,456,699
Roche Holding AG	21,158		6,055,153
Sonova Holding AG	4,696	[a]	1,384,773
STMicroelectronics NV	18,269		977,321
			15,201,643
United Kingdom - 20.9%
Ashtead Group PLC	65,897		4,037,390

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 95.1% (continued)
United Kingdom - 20.9% (continued)
BAE Systems PLC		206,923		2,508,530
BP PLC		183,942		1,164,527
Bunzl PLC		22,707		858,015
Burberry Group PLC		92,817		2,969,935
Diageo PLC		127,670		5,697,964
Ferguson PLC		14,210		1,875,226
GSK PLC		167,599		2,989,192
Haleon PLC		207,265		826,893
Imperial Brands PLC		38,301		880,814
Legal & General Group PLC		405,808		1,200,315
Melrose Industries PLC		464,400		957,182
Rio Tinto PLC		38,218		2,590,231
Shell PLC		152,504		4,367,060
SSE PLC		147,696		3,289,865
Tate & Lyle PLC		247,857		2,399,480
Unilever PLC		15,731		814,989
Vodafone Group PLC		3,018,499		3,336,312
				42,763,920
Total Common Stocks (cost $184,763,213)				195,012,742

Exchange-Traded Funds - 1.0%
United States - 1.0%
iShares MSCI EAFE ETF (cost $2,027,979)		29,939	[b]	2,141,237
	Preferred Dividend Yield (%)
Preferred Stocks - 1.8%
Germany - 1.8%
Volkswagen AG (cost $6,178,577)	21.10	27,606		3,766,961

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $515,721)	4.89	515,721	[c]	515,721
Total Investments (cost $193,485,490)		98.2%		201,436,661
Cash and Receivables (Net)		1.8%		3,595,418
Net Assets		100.0%		205,032,079

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2023, the value of the fund’s securities on loan was $2,141,237 and the value of the collateral was $2,564,608, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.3
Capital Goods	9.9
Banks	6.6
Automobiles & Components	6.2
Telecommunication Services	5.6
Utilities	5.4
Consumer Durables & Apparel	5.3
Energy	5.3
Transportation	5.3
Insurance	5.1
Semiconductors & Semiconductor Equipment	4.9
Food, Beverage & Tobacco	4.4
Media & Entertainment	3.5
Materials	3.3
Financial Services	3.2
Consumer Staples Distribution	2.1
Software & Services	1.8
Commercial & Professional Services	1.7
Investment Companies	1.3
Real Estate Management & Devel	1.0
Household & Personal Products	.8
Equity Real Estate Investment	.8
Health Care Equipment & Services	.7
Technology Hardware & Equipment	.5
Consumer Services	.2
98.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 9/30/2022	Purchases ($)†	Sales ($)	Value ($) 3/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	363,154	27,017,109	(26,864,542)	515,721	16,538
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	28,182,218	(28,182,218)	-	1,838	††
Total - .3%	363,154	55,199,327	(55,046,760)	515,721	18,376

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,141,237)—Note 1(c):
Unaffiliated issuers	192,969,769	200,920,940
Affiliated issuers	515,721	515,721
Cash denominated in foreign currency	989,096	989,845
Tax reclaim receivable—Note 1(b)		2,062,586
Dividends and securities lending income receivable		492,672
Receivable for investment securities sold		401,824
Receivable for shares of Beneficial Interest subscribed		55,178
Prepaid expenses		47,273
		205,486,039
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		196,911
Payable for shares of Beneficial Interest redeemed		162,046
Trustees’ fees and expenses payable		3,028
Interest payable—Note 2		205
Other accrued expenses		91,770
		453,960
Net Assets ($)		205,032,079
Composition of Net Assets ($):
Paid-in capital		240,858,115
Total distributable earnings (loss)		(35,826,036)
Net Assets ($)		205,032,079

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	54,361,331	1,203,213	56,086,369	93,381,166
Shares Outstanding	1,518,057	32,796	1,530,679	2,550,132
Net Asset Value Per Share ($)	35.81	36.69	36.64	36.62

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $354,556 foreign taxes withheld at source):
Unaffiliated issuers	3,139,825
Affiliated issuers	16,538
Income from securities lending—Note 1(c)	1,838
Total Income	3,158,201
Expenses:
Management fee—Note 3(a)	842,319
Shareholder servicing costs—Note 3(c)	171,531
Administration fee—Note 3(a)	105,290
Professional fees	45,017
Custodian fees—Note 3(c)	40,940
Registration fees	31,801
Trustees’ fees and expenses—Note 3(d)	11,253
Prospectus and shareholders’ reports	10,835
Chief Compliance Officer fees—Note 3(c)	8,392
Distribution fees—Note 3(b)	4,368
Interest expense—Note 2	3,722
Loan commitment fees—Note 2	2,407
Miscellaneous	12,322
Total Expenses	1,290,197
Less—reduction in expenses due to undertaking—Note 3(a)	(311,299)
Less—reduction in fees due to earnings credits—Note 3(c)	(9,019)
Net Expenses	969,879
Net Investment Income	2,188,322
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,210,333)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	60,821,822
Net Realized and Unrealized Gain (Loss) on Investments	55,611,489
Net Increase in Net Assets Resulting from Operations	57,799,811

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Operations ($):
Net investment income	2,188,322	6,840,764
Net realized gain (loss) on investments	(5,210,333)	(3,076,754)
Net change in unrealized appreciation (depreciation) on investments	60,821,822	(80,043,475)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,799,811	(76,279,465)
Distributions ($):
Distributions to shareholders:
Class A	(1,830,940)	(8,026,895)
Class C	(27,030)	(240,425)
Class I	(2,002,373)	(10,465,272)
Class Y	(3,939,520)	(20,508,692)
Total Distributions	(7,799,863)	(39,241,284)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,376,731	6,162,408
Class C	42,730	36,734
Class I	9,284,038	19,796,224
Class Y	118,483	6,645,169
Distributions reinvested:
Class A	1,645,229	6,765,684
Class C	27,012	231,710
Class I	1,936,837	10,216,667
Class Y	3,939,485	20,508,558
Cost of shares redeemed:
Class A	(6,200,771)	(17,354,069)
Class C	(193,160)	(940,752)
Class I	(13,936,743)	(58,815,806)
Class Y	(44,372,299)	(62,138,299)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(46,332,428)	(68,885,772)
Total Increase (Decrease) in Net Assets	3,667,520	(184,406,521)
Net Assets ($):
Beginning of Period	201,364,559	385,771,080
End of Period	205,032,079	201,364,559

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2023 (Unaudited)	Year Ended September 30, 2022
Capital Share Transactions (Shares):
Class A
Shares sold	41,520	167,217
Shares issued for distributions reinvested	50,375	168,594
Shares redeemed	(183,621)	(464,084)
Net Increase (Decrease) in Shares Outstanding	(91,726)	(128,273)
Class C
Shares sold	1,234	1,086
Shares issued for distributions reinvested	806	5,650
Shares redeemed	(5,675)	(26,001)
Net Increase (Decrease) in Shares Outstanding	(3,635)	(19,265)
Class I
Shares sold	271,857	518,143
Shares issued for distributions reinvested	58,006	249,126
Shares redeemed	(403,927)	(1,501,347)
Net Increase (Decrease) in Shares Outstanding	(74,064)	(734,078)
Class Y
Shares sold	3,459	183,993
Shares issued for distributions reinvested	118,054	500,453
Shares redeemed	(1,317,734)	(1,601,723)
Net Increase (Decrease) in Shares Outstanding	(1,196,221)	(917,277)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class A Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	28.27	43.12	36.12	36.99	39.86	39.51
Investment Operations:
Net investment income[a]	.32	.77	.84	.59	.89	.63
Net realized and unrealized gain (loss) on investments	8.41	(10.83)	7.06	(.44)	(3.06)	.34
Total from Investment Operations	8.73	(10.06)	7.90	.15	(2.17)	.97
Distributions:
Dividends from net investment income	(1.19)	(1.15)	(.90)	(1.02)	(.70)	(.62)
Dividends from net realized gain on investments	-	(3.64)	-	-	-	-
Total Distributions	(1.19)	(4.79)	(.90)	(1.02)	(.70)	(.62)
Net asset value, end of period	35.81	28.27	43.12	36.12	36.99	39.86
Total Return (%)[b]	31.30[c]	(26.61)	22.00	.20	(5.22)	2.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.47[d]	1.49	1.41	1.64	1.64	1.56
Ratio of net expenses to average net assets	1.10[d]	1.11	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.93[d]	2.07	1.96	1.63	2.45	1.55
Portfolio Turnover Rate	33.65[c]	75.11	65.57	63.59	63.16	54.84
Net Assets, end of period ($ x 1,000)	54,361	45,505	74,954	73,381	100,661	132,208

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class C Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	28.73	43.69	36.54	37.37	40.13	39.63
Investment Operations:
Net investment income[a]	.20	.54	.49	.28	.57	.25
Net realized and unrealized gain (loss) on investments	8.57	(11.09)	7.19	(.44)	(3.00)	.40
Total from Investment Operations	8.77	(10.55)	7.68	(.16)	(2.43)	.65
Distributions:
Dividends from net investment income	(.81)	(.77)	(.53)	(.67)	(.33)	(.15)
Dividends from net realized gain on investments	-	(3.64)	-	-	-	-
Total Distributions	(.81)	(4.41)	(.53)	(.67)	(.33)	(.15)
Net asset value, end of period	36.69	28.73	43.69	36.54	37.37	40.13
Total Return (%)[b]	30.86[c]	(27.20)	21.11	(.60)	(5.94)	1.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.34[d]	2.25	2.17	2.15	2.11	2.06
Ratio of net expenses to average net assets	1.85[d]	1.88	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	1.16[d]	1.41	1.13	.77	1.55	.63
Portfolio Turnover Rate	33.65[c]	75.11	65.57	63.59	63.16	54.84
Net Assets, end of period ($ x 1,000)	1,203	1,047	2,434	2,726	4,829	7,297

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class I Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	28.94	44.06	36.83	37.67	40.54	40.12
Investment Operations:
Net investment income[a]	.37	.87	.95	.69	1.01	.78
Net realized and unrealized gain (loss) on investments	8.62	(11.08)	7.24	(.44)	(3.11)	.32
Total from Investment Operations	8.99	(10.21)	8.19	.25	(2.10)	1.10
Distributions:
Dividends from net investment income	(1.29)	(1.27)	(.96)	(1.09)	(.77)	(.68)
Dividends from net realized gain on investments	-	(3.64)	-	-	-	-
Total Distributions	(1.29)	(4.91)	(.96)	(1.09)	(.77)	(.68)
Net asset value, end of period	36.64	28.94	44.06	36.83	37.67	40.54
Total Return (%)	31.48[b]	(26.46)	22.40	.43	(4.94)	2.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28[c]	1.23	1.22	1.19	1.15	1.10
Ratio of net expenses to average net assets	.85[c]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.17[c]	2.26	2.18	1.88	2.75	1.91
Portfolio Turnover Rate	33.65[b]	75.11	65.57	63.59	63.16	54.84
Net Assets, end of period ($ x 1,000)	56,086	46,447	103,039	131,536	178,310	223,699

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2023	Year Ended September 30,
Class Y Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	28.93	44.03	36.81	37.65	40.52	40.10
Investment Operations:
Net investment income[a]	.36	.90	.96	.67	1.00	.76
Net realized and unrealized gain (loss) on investments	8.62	(11.09)	7.22	(.42)	(3.10)	.34
Total from Investment Operations	8.98	(10.19)	8.18	.25	(2.10)	1.10
Distributions:
Dividends from net investment income	(1.29)	(1.27)	(.96)	(1.09)	(.77)	(.68)
Dividends from net realized gain on investments	-	(3.64)	-	-	-	-
Total Distributions	(1.29)	(4.91)	(.96)	(1.09)	(.77)	(.68)
Net asset value, end of period	36.62	28.93	44.03	36.81	37.65	40.52
Total Return (%)	31.50[b]	(26.45)	22.39	.43	(4.94)	2.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06[c]	1.03	1.00	.98	.96	.95
Ratio of net expenses to average net assets	.85[c]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	2.11[c]	2.36	2.22	1.83	2.70	1.86
Portfolio Turnover Rate	33.65[b]	75.11	65.57	63.59	63.16	54.84
Net Assets, end of period ($ x 1,000)	93,381	108,366	205,345	208,521	355,521	381,613

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Core Equity Fund (the “fund”) is the sole series of BNY Mellon Stock Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser and the fund’s administrator Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (NIM), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978 and, as of March 31, 2023, had approximately $48.7 billion in assets under management. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	-	195,012,742	††	-	195,012,742
Equity Securities - Preferred Stocks	-	3,766,961	††	-	3,766,961
Exchange-Traded Funds	2,141,237	-		-	2,141,237
Investment Companies	515,721	-		-	515,721

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2023, BNY Mellon earned $250 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At March 31, 2023, BNY Mellon Diversified International Fund, an affiliate of the fund, held 2,536,545 Class Y shares representing approximately 45.3% of the fund’s net assets.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risk associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Emerging Market Risk: The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $36,480,047 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2022. The fund has $4,322,988 of short-term capital losses and $32,157,059 of long-term capital losses which can be carried forward for an unlimited period.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $33,279,523 are available to offset future realized gains, if any. Based on certain provisions in the Code, the losses can be utilized in subsequent years but are subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2022 was as follows: ordinary income $10,008,138 and long-term capital gains $29,233,146. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2023 was approximately $138,462 with a related weighted average annualized interest rate of 5.39%.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The management fee rate during the period ended March 31, 2023 was .80%.

The Adviser had contractually agreed, from October 1, 2022 through January 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed ..85% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from February 1, 2023 through February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding the expenses described above) exceed .87% of the value of the fund’s average daily net assets. On or after February 1, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $311,299 during the period ended March 31, 2023.

The fund compensates the Adviser under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $105,290 during the period ended March 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .32% of the value of the fund’s average daily net assets.

During the period ended March 31, 2023, the Distributor retained $1,647 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

any, to be paid to Service Agents and the basis on which such payments are made. During the period ended March 31, 2023, Class C shares were charged $4,368 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2023, Class A and Class C shares were charged $65,045 and $1,456, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2023, the fund was charged $16,291 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $9,019.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2023, the fund was charged $40,940 pursuant to the custody agreement.

During the period ended March 31, 2023, the fund was charged $8,392 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $137,436, administration fee of $17,180, Distribution Plan fees of $755, Shareholder Services Plan fees of $11,544, Custodian fees of $72,000, Chief Compliance Officer fees of $4,155 and Transfer Agent fees of $6,769, which are offset against an expense reimbursement currently in effect in the amount of $52,928.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended March 31, 2023, amounted to $69,450,079 and $121,676,060, respectively.

At March 31, 2023, accumulated net unrealized appreciation on investments was $7,951,171, consisting of $22,736,954 gross unrealized appreciation and $14,785,783 gross unrealized depreciation.

At March 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on October 31-November 1, 2022, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, respectively, and the Sub-Investment Advisory Agreement (together, with the Investment Advisory Agreement and the Administration Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international large-cap value funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international large-cap value funds (the “Performance Universe”), all for various periods ended September 30, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional international large-cap value funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the ten-year period when the fund’s total return performance was above the Performance Group and Performance Universe medians and was ranked in the first quartile of the funds in the Performance Group and Performance Universe. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review and noted that the portfolio manager is very experienced with an impressive long-term track record and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and the Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for an expense limitation arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and the Expense Universe median actual management fee (and was the lowest actual management fee in the Expense Group) and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until February 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .87% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board agreed to closely monitor performance and determined to approve renewal of the Agreements only through the second quarter 2023 regular Board meeting, at which time the Board would consider renewal of the Agreements for the remainder of their terms.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements until the second quarter 2023 regular Board meeting, at which time the Board would consider renewal of the Agreements for the remainder of their terms.

*******

At the meeting of the fund’s Board held on March 13, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approved of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approved of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approved of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approved of the Agreements. The Board noted that the contractual management fee payable by the fund

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approved of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and Administration Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approved of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

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For More Information

BNY Mellon International Core Equity Fund

240 Greenwich Street

New York, NY 10286

Adviser & Administrator

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, England

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0720SA0323

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 22, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 22, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)